Exhibit 99.2

PRESENTED BY Angela Selden President and CEO Richard Sunderland, CPA Executive VP and CFO American Public Education, Inc. First Quarter 2022 Results May 10, 2022

Safe Harbor Statement Please note that statements made in this presentation regarding American Public Education and its subsidiaries (the “Company”) that are not historical facts may be forward - looking statements based on current expectations, assumptions, estimates and projections about the Company and the industry . These forward - looking statements are subject to risks and uncertainties that could cause actual future events or results to differ materially from those expressed or implied by such statements . Forward - looking statements may be able to be identified by words such as anticipate, believe, seek, could, estimate, expect, intend, may, plan, should, will, would, and similar words or their opposites . Forward - looking statements include, without limitation, expected growth, registrations and enrollments, revenues, net income, earnings per share, adjusted EBITDA and EBITDA . Actual results could differ materially from those expressed or implied by forward - looking statements as a result of various factors, including risks related to the effects of and the Company’s response to the COVID - 19 pandemic, including impacts on the demand environment as the pandemic abates, the Company’s dependence on the effectiveness of its ability to attract students who persist in its institutions’ programs, changing market demands, the Company’s inability to market its programs, the loss of the Company’s ability to receive funds under tuition assistance programs or ability to process tuition assistance financial aid, the Company’s inability to maintain strong relationships with the military and maintain course registrations and enrollments from military students, the Company’s failure to comply with regulatory and accrediting agency requirements and to maintain institutional accreditation, the Company’s loss of eligibility to participate in Title IV programs or ability to process Title IV financial aid, the Company’s need to successfully adjust to future market demands by updating existing programs and developing new programs, entering into and integrating acquisitions, including the integration of Rasmussen University and Graduate School USA, and the risk factors described in the risk factor section and elsewhere in the Company’s annual report on Form 10 - K and in the Company’s other SEC filings . You should not place any undue reliance on any forward - looking statements . The Company undertakes no obligation to update publicly any forward - looking statements for any reason, unless required by law, even if new information becomes available or other events occur in the future . 2

3 Table of Contents 1. APEI and Education Unit Enrollment Updates 2. 1Q 2022 Financial Results & 2Q 2022 Outlook

Market Leading Positions with Service - Minded Students HEROIC TM Affordable High - Quality Outcomes - Focused #1 Educator of Active - Duty Military and Veterans #1 Educator in Creating New Nurses 1 HEROIC TM : Higher Education Return on Investment for Customers 1 APEI is the largest educator of ADN and PN pre - licensure nurses in the United States 4 Leading Provider of Federal Workforce Training Only Educator with a Full Ladder of Nursing Curriculum

• 2Q22 total nursing student enrollment growth of - 1% versus prior year comparable period, comping to tough growth periods; still represents +14% 2 year CAGR APEI Nursing Enrollment Update 1Q 2022 Forecast 2Q 2022 5 • 1Q22 nursing enrollment reached record number • 3% growth in nursing in total • ADN/RN growth increased ~4% 6,700 1,600 8,300 8,200 2,300 10,500 8,400 2,500 10,900 Rasmussen HCN Total Nursing Nursing Enrollment 1Q 2020 1Q 2021 1Q 2022 + 2% + 8% + 3% +15% 2 Yr CAGR

APUS and Rasmussen Non-Nursing Enrollment Update

APUS

APUS Net Course Registrations



+1%
84.8K
92.9K
94.0K
2 Yr CAGR
+5%
1Q 2020
1Q 2021
1Q 2022

- 1Q22 military registrations strong, +7% compared to 1Q21
- 2Q22 registrations of approximately -2 to +1% growth versus prior year period or between 80.9K and 83.4K enrollments
  - Strong military registrations, offset by non-military and veteran broader market decline

Rasmussen Non-Nursing

Rasmussen Non-Nursing Enrollment



- 14%
9,800
9,100
7,800
2 Yr CAGR
-11%
1Q 2020
1Q 2021
1Q 2022

- 1Q22 Rasmussen non-nursing enrollment continued to be impacted by the broader challenging economic environment
  - Early education accounted for ~25% of decline from 1Q20 to 1Q22, sharply affected by COVID
- 2Q22 Rasmussen non-nursing enrollments of 7,700
  - Down roughly 11% from 2Q21

6

Table of Contents 7 1. APEI and Education Unit Enrollment Updates 2. 1Q 2022 Financial Results & 2Q 2022 Outlook

First Quarter 2022 Financial Highlights Financial Summary Capitalization and Liquidity (1) During the third quarter of 2021, we revised our reportable segments and updated the results for the prior period to conform to the current period presentation. Additionally, during the first quarter of 2022, we added Graduate School USA to Corporate and Other. (2) EBITDA plus stock comp, loss on disposal of long - lived assets, and M&A - related professional and integration fees. Please refer to appendix for GAAP to Non - GAAP reconciliation. 8 Solid liquidity position: • $145 million of unrestricted cash • $20 million undrawn revolver Three Months Ended Year Ended March 31, December 31, 2021 2022 % Change ($ in millions) APUS Revenue (1) 77.5 73.1 -6% Rasmussen Revenue - 67.1 N/A HCN Revenue 11.1 11.5 4% Corporate and Other (1) (0.1) 3.0 NM Total revenue 88.5 154.7 75% Net income (loss) 8.1 5.3 -34% Adjusted EBITDA (2) 16.0 17.4 9% EPS (diluted) 0.49 0.28 -43%

These statements are based on current expectations. These statements are forward - looking and actual results may differ materially. (1) APUS Net course registrations represent the approximate aggregate number of courses for which students remain enrolled after the date by which they may drop a course without financial penalty. (2) HCN and Rasmussen student enrollment represents the total number of students enrolled in a course after the date by which students may drop a course without financial penalty. (3) Please refer to appendix for GAAP to Non - GAAP reconciliation APEI’s 2Q 2022 Outlook 9 • Rasmussen Nursing enrollments impacted in northern region due to limited access to adjunct faculty to support now in - person clinicals • Broader inflation pressures have increased faculty and staff wages, impacting costs and expenses and pressuring margins • Tight labor market resulting in wage inflation, is putting downward pressure on higher education interest Second Quarter 2022 Guidance (Approximate) (% Yr/Yr Change) APUS Net course registrations 80,900 to 83,400 -2% to 1% HCN Student enrollment 2,400 3% RU Student enrollment 15,900 -6% - Nursing 8,200 -2% - Non-Nursing 7,700 -10% ($ in millions except EPS) APEI Consolidated revenue $150 to $154 92% to 97% APEI Consolidated net income $0.1 to $1.4 -81% to 164% APEI Adjusted EBITDA $14.3 to $16.2 44% to 63% APEI Diluted EPS $0.00 to $0.07 -100% to 133%

Thank You

Appendix: Enrollment and Registration Summary 11 1Q 2022 1Q 2021 % Change APUS Registrations 94,000 92,900 1% Total Rasmussen Enrollment 16,200 17,300 -7% Rasmussen Nursing Enrollment 8,400 8,200 2% Rasmussen Non-Nursing Enrollment 7,800 9,100 -14% HCN Enrollment 2,500 2,300 8%

American Public Education is presenting adjusted EBITDA in connection with its GAAP results and urges investors to review the reconciliation of adjusted net income to the comparable GAAP financial measure that is included in the table below (under the caption “GAAP Net Income to Adjusted EBITDA”) and not to rely on any single financial measure to evaluate its business . Appendix: Disclosures 12 GAAP Net Income to Adjusted EBITDA:   (in thousands, except per share data)     Net income $ 5,333 $ 8,107 Income tax expense 1,040 2,639 Interest expense (income), net 3,355 (114) Equity investment loss 5 5 Depreciation and amortization 8,148 2,651 EBITDA 17,881 13,288 Gain on acquisition (4,533) - Stock Compensation 2,356 2,180 Loss on disposals of long-lived assets 793 8 M&A - related professional fees 908 559 Adjusted EBITDA $ 17,405 $ 16,035 The following table sets forth the reconciliation of the Company’s reported GAAP net income to the calculation of adjusted EBITDA for the three months ended March 31, 2022 and 2021: Three Months Ended March 31, 2022 2021

American Public Education is presenting adjusted EBITDA in connection with its GAAP outlook and urges investors to review the reconciliation of projected adjusted net income to the comparable GAAP financial measure that is included in the table below (under the caption “GAAP Outlook Net Income to Outlook Adjusted EBITDA”) and not to rely on any single financial measure to evaluate its business . Appendix: Disclosures (continued) 13 GAAP Outlook Net Income to Outlook Adjusted EBITDA:   (in thousands, except per share data)     Net income $ 80 $ 1,410 Income tax expense 40 610 Interest expense, net 3,340 3,340 Equity investment loss (income) - - Depreciation and amortization 8,330 8,330 EBITDA 11,790 13,690 Stock Compensation 2,460 2,460 Adjusted EBITDA $ 14,250 $ 16,150 June 30, 2022 Low High The following table sets forth the reconciliation of the Company’s projected GAAP net income to the calculation of projected adjusted EBITDA for the three months ending June 30, 2022: Three Months Ending